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                                                            EXHIBIT 10-11

                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of September 27TH, 1999 by and between American Real Estate Investment Corporation, a Maryland corporation (the "COMPANY"), and the holders of securities listed on SCHEDULE A attached hereto (including their respective successors, assigns and transferees herein referred to individually as a "HOLDER" and collectively as the "HOLDERS").

                  WHEREAS, on the date hereof, pursuant to the Subscription Agreement (the "SUBSCRIPTION AGREEMENT") made as of September 27, 1999 by and among each of those Persons set forth in Exhibit A attached thereto, and the Company, each Holder is receiving such number of shares of Series C Convertible Preferred Stock, par value $.001 per share (the "PREFERRED STOCK"), of the Company, which are convertible into shares of common stock, par value $.001 per share (the "COMMON STOCK"), as set forth opposite such Holder's name on SCHEDULE A attached hereto (the shares of Common Stock issued upon conversion of the Preferred Stock are collectively referred to as the "REGISTRABLE SECURITIES;" PROVIDED, HOWEVER, that any such securities shall cease to be Registrable Securities when (i) a Shelf Registration Statement (as defined below) covering such securities has been declared effective and such Registrable Securities have been disposed of by the Holder thereof pursuant to such effective Shelf Registration Statement or any other effective registration statement, (ii) such securities are transferred by the Holder thereof to any person other than a Holder pursuant to Rule 144 (or any successor rule or similar provision then in effect, but not Rule 144A) under the Securities Act (as defined below), including a sale pursuant to the provisions of Rule 144(k), (iii) such securities shall have ceased to be outstanding or (iv) such securities are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act).

                  WHEREAS, in connection therewith, the Company has agreed to grant to Holders the Registration Rights (as defined in Section 1 hereof);

                  NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

SECTION 1.        REGISTRATION RIGHTS

                  Each Holder shall be entitled to offer for sale from time to time pursuant to a Shelf Registration Statement (as defined below) the Registrable Securities, subject to the terms and conditions set forth herein (the "Registration Rights").

         1.1      REGISTRATION RIGHTS.

                  (a) REGISTRATION PROCEDURE. The Company will cause to be filed with the Securities and Exchange Commission (the "SEC") within three
(3) months of the date of this Agreement a shelf registration statement and related prospectus, including any preliminary prospectus and documents incorporated by reference (the "Shelf Registration Statement") that complies as to form in all material respects with applicable SEC rules providing for the sale by each of the Holders of such Holder's Registrable Securities, and agrees (subject to Section 1.2 hereof) to use its commercially reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as




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practicable thereafter; PROVIDED, HOWEVER, that, prior to filing a Shelf
Registration Statement or any amendments or supplements thereto, the Company shall furnish to the Holders of the Registrable Securities covered by such Shelf Registration Statement, Holders' counsel and the managing underwriters, if any, draft copies of all such documents proposed to be filed, and shall, prior to filing such documents, review any comments which are submitted by any Holder or its counsel within five days after delivery of such documents to such Holder by the Company; PROVIDED, FURTHER, that, except to the extent such comments relate to specific disclosure regarding such Holder or its proposed method of disposition of the Registrable Securities, the Company shall not be required to incorporate any such comments into documents.

                  (b) AMENDMENTS AND SUPPLEMENTS. The Company shall (i) prepare and file with the SEC such amendments to such Shelf Registration statement as may be necessary to keep such Shelf Registration Statement effective during the Target Effective Period; (ii) cause the Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act of 1933, as amended (the "Securities Act"), (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Shelf Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holder covered thereby. Each Holder agrees to provide in a timely manner information regarding the proposed distribution by such Holder of the Registrable Securities and such other information reasonably requested by the Company in connection with the preparation of and for inclusion in the Shelf Registration Statement. The Company agrees (subject to Section 1.2 hereof) to use its commercially reasonable best efforts to keep the Shelf Registration Statement effective and free of material misstatements or omissions (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the first date on which all Holders have consummated the sale of all of such Holders' Registrable Securities registered under the Shelf Registration Statement or (ii) the date on which all of the Registrable Securities are eligible for sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Securities Act (the "Target Effective Period"). The Company agrees to provide, without charge, to each Holder a reasonable number of copies of the final Shelf Registration Statement and the related prospectus (including any preliminary prospectus) and any amendments or supplements thereto. The Company further agrees that it will use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible moment.

                  (c) OFFERS AND SALES. All offers and sales by each Holder under the Shelf Registration Statement referred to in this Section 1.1, if any, shall be completed within the period during which the Shelf Registration Statement is required to remain effective pursuant to Section 1.1(a), and, upon expiration of such period, no Holder will offer or sell any Registrable Securities under the Shelf Registration Statement. If directed by the Company, each Holder will return all undistributed copies of the Prospectus in its possession upon the expiration of such period. Each Holder shall promptly, but in any event no later than two (2) business days after a sale by such Holder of Registrable Securities, notify the Company of any sale or other transfer by such Holder of Registrable Securities and include in such notice the number of Registrable Securities sold or transferred by such Holder.

                  (d) LIMITATIONS ON UNDERWRITERS. Each Holder agrees not to make any offers or sales through any underwriter until the earlier to occur of (i) the consummation by the Company of a Qualifying Offering (as defined below) or (ii) the second anniversary of the date hereof. For the purposes of this Agreement, a "QUALIFYING OFFERING" shall mean the sale of shares of Common Stock in an underwritten public offering (in which no person acquires more than 10% of the shares of Common Stock

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to be sold) at a price of at least $16.50 per share which results in net proceeds to the Company of at least $150 million.

         1.2      SUSPENSION OF OFFERING.

                  (a) If the Company determines in its good faith judgment that the filing of the Shelf Registration Statement under SECTION
1.1 hereof or the use of any prospectus would materially impede, delay or interfere with any pending material financing, acquisition or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries, or require the disclosure of important information which the Company has a material business purpose for preserving as confidential or the disclosure of which would materially impede the Company's ability to consummate a significant transaction, upon written notice of such determination by the Company, the rights of each Holder to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement (including any action contemplated by SECTION
1.1 hereof) will be suspended until the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this SECTION 1.2(a) is no longer necessary, but, in any event, no such period shall extend for longer than 45 days; PROVIDED the Company may deliver only two such notices in any twelve month period.

                  (b)      In the case of the registration of any
underwritten public offering proposed by the Company (other than any registration by the Company on Form S-3 or S-8, as the case may be, or a successor or substantially similar form, of (A) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan or (B) a dividend reinvestment plan), each Holder agrees, if requested in writing by the managing underwriter or underwriters administering such offering, not to effect any underwritten offering for the resale of Registrable Securities (or any option or right to acquire Registrable Securities) during the period commencing on the 7th day prior to the expected effective date of the Shelf Registration Statement covering such underwritten public offering or the date on which the proposed offering is expected to commence (which date shall be stated in such notice) and ending on the date specified by such managing underwriter in such written request to such Holder, which date shall not be later than 90 days after such expected date of effectiveness or the commencement of the offering, as the case may be.

         1.3 EXPENSES. The Company shall pay all expenses incident to the performance by it of its registration obligations under this Section 1, including (i) all stock exchange, SEC and state securities registration, listing and filing fees, (ii) all expenses incurred in connection with the preparation, printing and distributing of the Shelf Registration Statement and prospectus (including all expenses incurred in connection with the delivery to any Holder of such number of copies of any prospectus as such Holder may reasonably request), and (iii) fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Each Holder shall be responsible for the payment of any underwriting fees (to the extent permitted by Section 1.1(c), brokerage and sales commissions, fees and disbursements of such Holder's counsel, and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Holder.

         1.4 QUALIFICATION. The Company agrees, if necessary, to use its commercially reasonable best efforts to register or qualify for offer and sale the Registrable Securities by the time the Shelf Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of the 50 states of the United States or obtain appropriate exemptions therefrom, to keep each such registration or qualification effective during the period the Shelf Registration Statement is required to be kept effective, and to do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in each such jurisdiction of the

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Registrable Securities owned by such Holder; PROVIDED, HOWEVER, that the
Company shall not be required to (x) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 1.4, (y) subject itself to taxation in any such jurisdiction, or (z) submit to the general service of process in any such jurisdiction.

         1.5 NOTICES TO HOLDERS. Subject to Section 1.1(a) hereof, during the period that the Company is required to keep the Shelf Registration Statement effective, the Company will advise the Holders within a reasonable time (i) when the prospectus or any prospectus supplement or post-effective amendment thereto has been filed, and when the same has become effective,
(ii) of any request by the SEC for any amendments to, or issuance by the SEC of any stop order with respect to the Shelf Registration Statement or any prospectus or amendment thereto, (iii) of the issuance by any state securities commission or other regulatory authority of any order suspending the registration or qualification or exemption from registration or qualification of any proceedings for that purpose or (iv) that an amendment or supplement to the most recent Prospectus or prospectus supplement, as the case may be, is necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         1.6 LISTING. The Company agrees to use its reasonable efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are listed.

         1.7 INCLUSION OF INFORMATION. The Company shall, if reasonably requested by Holders' counsel or any Holder, incorporate as promptly as practicable in a prospectus supplement or post-effective amendment such information as such Holder or Holders' counsel requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Holder to any underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of any underwritten offering of the Registrable Securities to be sold in such offering, and the Company shall promptly make all required filings of such prospectus supplement or post-effective amendment.

         1.8 TIMELY PREPARATION AND DELIVERY OF CERTIFICATES. The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing Registrable Securities sold under a Shelf Registration Statement to the purchasers thereof, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Shelf Registration Statement a supply of such certificates.

         1.9 CUSTOMARY AGREEMENTS. The Company shall enter into such customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as the Holders or the underwriters retained by the Holders participating in an underwritten public offering, if any, may reasonably request in order to expedite or facilitate the disposition of Registrable Securities; provided, however, that such underwriters are reasonably acceptable to the Company. (The Holders may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of any underwriters also be made to and for the benefit of the Holders.)

         1.10 OPINION LETTERS; COMFORT LETTERS. The Company shall furnish to each Holder of Registrable Securities included in such offering and to each underwriter, if any, if requested by such Holder or underwriter, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's

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independent public accountants, each in customary form and covering matters of the type customarily covered by opinions or comfort letters, as the case may be.

         1.11 TIMELY FILINGS. The Company shall, during the period when the prospectus is required to be delivered under the Securities Act, file in a timely fashion all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

SECTION 2.        INDEMNIFICATION

         2.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), together with the partners, officers, directors, trustees, stockholders, employees, agents and investment advisors of such controlling person as follows:

                  (a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld; and

                  (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

        PROVIDED, HOWEVER, that the indemnity provided pursuant to this Section
        2.1 does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or the related prospectus (or any amendment or supplement thereto), or (ii) such Holder's failure to deliver an amended or supplemental Prospectus (provided such Holder was notified in writing pursuant to Section 1.5, or otherwise, of the need for an amended or supplemental Prospectus) if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred.

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In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders except with respect to (i) information provided by the underwriter specifically for inclusion therein or (ii) such underwriter's failure to deliver an amended or supplemental Prospectus (provided such underwriter was notified in writing pursuant to Section 1.5, or otherwise, of the need for an amended or supplemental Prospectus) if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred.

         2.2 INDEMNIFICATION BY HOLDER. Each Holder (on a several and not joint basis) agrees to indemnify and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed a Shelf Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

                  (a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of Holder, which consent shall not be unreasonably withheld; and

                  (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

        PROVIDED, HOWEVER, that the indemnity provided pursuant to this Section
        2.2 shall only apply with respect to any loss, liability, claim, damage or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or the related prospectus (or any amendment or supplement thereto), or (ii) such Holder's failure to deliver an amended or supplemental prospectus (provided such Holder was notified in writing pursuant to Section 1.5, or otherwise, of the need for an amended or supplemental Prospectus) if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 2.2, no Holder shall be required to indemnify the Company, its officers, directors or control persons with respect to any amount in excess of the

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        amount of the total proceeds to such Holder from sales of the
        Registrable Securities of such Holder under the Shelf Registration Statement (after deducting the amounts already paid to the Company by such Holder or any person, if any, who controls such Holder pursuant to this Section 2.2), and no Holder shall be liable under this
        Section 2.2 for any statements or omissions of any other Holder.

         2.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. The indemnified party shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 2.1 or 2.2 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights or defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to the indemnified party other than the indemnification obligation provided under Section 2.1 or 2.2 above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; PROVIDED, HOWEVER, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and PROVIDED FURTHER, that if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party (i) is not so entitled to assume the defense of such action, (ii) does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, or (iii) fails to employ counsel that is reasonably satisfactory to the indemnified party, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

         2.4 CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 2 is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the applicable Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and such Holder, (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holder on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and such Holder on the other hand, from the

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purchase and sale of the Registrable Securities, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The obligations of each Holder under this Section 2.4 are several and not joint.

                  The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.4, no Holder shall be required to contribute any amount in excess of the amount of the total proceeds to that Holder from sales of the Registrable Securities of such Holder under the Shelf Registration Statement.

                  Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 2.4, each person, if any, who controls any Holder within the meaning of
Section 15 of the Securities Act shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed a Shelf Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

SECTION 3.        RULE 144 COMPLIANCE

                  The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of the Registrable Securities under Rule 144 under the Securities Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any successor rule or similar provision or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

SECTION 4.        RULE 144A COMPLIANCE

                  The Company covenants that it will file all reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or if the Company is not required to file such reports, it will, upon the request of any Holder, make available other information so long as necessary to permit sales of the Registrable Securities pursuant to Rule 144A under the Securities Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule

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144A, as such rule may be amended from time to time, or (b) any successor rule or similar provision or regulation hereafter adopted by the Commission.

SECTION 5.        MISCELLANEOUS

         5.1 INTEGRATION; AMENDMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and the applicable Holder.

         5.2 WAIVERS. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

         5.3 ASSIGNMENT. This Agreement shall inure to the benefit of and be binding on the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

         5.4 NOTICES. All notices, payments, demands or other communications given hereunder shall be deemed to have been duly given and received (i) upon personal delivery, (ii) in the case of notices sent within, and for delivery within, the United States, as of the date shown on the return receipt after mailing by registered or certified mail, return receipt requested, postage prepaid, or (iii) the second succeeding business day after deposit with Federal Express or other equivalent air courier delivery service, unless the notice is held or retained by the customs service, in which case the date shall be the fifth succeeding business day after such deposit.

         5.5 SPECIFIC PERFORMANCE. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

         5.6 GOVERNING LAW. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law rules thereof. The parties agree that all disputes between any of them arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Agreement, and whether arising in law or in equity or otherwise, shall be resolved by the federal or state courts located in New York, New York.

Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction. In addition, each of the parties hereto consents to submit to the personal jurisdiction of any federal or state court located in the state of New York in the event that any dispute arises out of this Agreement. The parties, for themselves and their respective affiliates, hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the parties or their respective affiliates pursuant to this Agreement in the negotiation, administration, performance or enforcement thereof.

         5.7 HEADINGS. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         5.8 PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

         5.9 EXECUTION IN COUNTERPARTS. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties hereto.

         5.10 SEVERABILITY. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.

                                                COMPANY:

Address:                                        AMERICAN REAL ESTATE INVESTMENT
Plymouth Meeting Executive Campus               -------------------------------
620 W. Germantown Pike, Suite 200               CORPORATION
Plymouth Meeting, PA 19462                      -----------

                                                By: /s/ STEPHEN J. BUTTE
                                                    --------------------
                                                Name: Stephen J. Butte
                                                Title: Vice President

                                                HOLDER

                                                TEACHERS INSURANCE AND ANNUITY
                                                ------------------------------
                                                ASSOCIATION OF AMERICA
                                                ----------------------

                                                By: /s/ KEVIN J. RIORDAN
                                                    --------------------
                                                Name: Kevin J. Riordan
                                                Title: Managing Director